UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Plymouth Road, Suite 300, Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 729-3959

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement

On November 3, 2017, CSS Industries, Inc. (the “Registrant”) and its wholly owned subsidiaries, Paper Magic Group (Hong Kong) Limited, a Hong Kong limited company (“Paper Magic”), McCall Pattern Service Pty Limited, an Australia limited company (“McCall Australia”), McCall Pattern Company Limited, a United Kingdom limited company (“McCall UK” and, collectively with Paper Magic and McCall Australia, the “Foreign Buyers”) and Stitch Acquisition Corp., a Delaware corporation (“Stitch Acquisition” and, together with the Foreign Buyers, the “Buyers”), entered into an Asset and Securities Purchase Agreement, dated as of November 3, 2017 (the “Purchase Agreement”), with Dimensions Crafts LLC, a Delaware limited liability company (“Dimensions”), Simplicity Creative Group, Inc., a Delaware corporation (“Simplicity Creative”), Simplicity Pattern Co. Inc., a Delaware corporation (“Simplicity Pattern”), Lending Textile Co., Inc., a Pennsylvania corporation (“Lending Textile”), Wilton Asia Limited, a company organized under the laws of Hong Kong (“Wilton Asia”), Wm. Wright Co., a Delaware corporation (“Wm. Wright” and, collectively with Dimensions, Simplicity Creative, Simplicity Pattern, Lending Textile and Wilton Asia, the “Sellers”) and Wilton Properties Inc., a Delaware corporation (“Wilton” and, collectively with the Sellers, the “Seller Parties”) pursuant to which the Buyers agreed to purchase (i) from Simplicity Pattern, Wilton Asia and Simplicity Creative, all of the right, title and interest to those foreign subsidiaries of such entities as described in the Purchase Agreement and (ii) all of the right, title and interest to the Purchased Assets as defined in the Purchase Agreement. Collectively, the entities and assets to be purchased constitute the Simplicity Creative Group business of the Sellers, which consists of the manufacture, marketing and sale of sewing patterns, sewing tools, needlecraft products, quilting tools, knitting tools, tapes, trim and ribbon, tools for crocheting, kits and educational programs relating to the aforementioned items, paint by number kits, stamp and ink kits, craft beads and bead kits, tie backs, tassels, fringe and cord used in the home decorating markets, wedding and baby products and myriad other arts and crafts projects.

The transactions contemplated by the Purchase Agreement closed as of the date of the Purchase Agreement. The purchase price, which was paid at closing in cash, was $67.1 million (consisting of a base purchase price of $64.0 million, acquired cash of $1.7 million and closing adjustments of $1.4 million), subject to certain post-closing adjustments. The Purchase Agreement contains customary representations and warranties and indemnifications.

There are no material relationships between the Seller Parties and the Buyers or the Registrant.

Concurrently with the execution of the Purchase Agreement, Stitch Acquisition and Wilton Brands LLC, a Delaware limited liability company (“Service Provider”), entered into a Transition Services Agreement, dated as of November 3, 2017 (the “Services Agreement”), pursuant to which Service Provider will provide Stitch Acquisition with a variety of services through July 31, 2018. The principal services Service Provider will provide to Stitch Acquisition relate to the following:

•	Information Technology;

•	Demand Planning and Inventory Management;

•	Accounting, Finance, Credit & Treasury;

•	Human Resources;

•	Distribution, Transportation, and Logistics;

•	Customer Service and Data Integrity;

•	Purchasing;

•	Asia Quality Control;

•	Website Services; and

•	Shared Contracts.

The foregoing summaries of the Purchase Agreement and the Services Agreement do not purport to be complete and are subject to, and qualified in its entirety by, the full text of the Purchase Agreement and the Services Agreement, copies of which are filed herewith as Exhibit 2.1 and Exhibit 99.1, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On November 3, 2017 the Company issued a press release announcing the execution of the Purchase Agreement and the consummation of the transactions contemplated thereby. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated into this item 7.01 by this reference.

The information contained in this Item 7.01, including the information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in the Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. The Registrant intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro Forma Financial Information. The Registrant intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
2.1+	Asset and Securities Purchase Agreement, dated as of November 3, 2017
99.1@	Transition Services Agreement, dated as of November 3, 2017
99.2*	CSS Industries, Inc. press release, dated November 3, 2017

+ The Registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request. Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

@ Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

* The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.

Exhibit Index

Exhibit No.	Description
2.1+	Asset and Securities Purchase Agreement, dated as of November 3, 2017
99.1@	Transition Services Agreement, dated as of November 3, 2017
99.2*	CSS Industries, Inc. press release, dated November 3, 2017

+ The Registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request. Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

@ Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

* The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

Date:	November 9, 2017	By:	/s/ William G. Kiesling
William G. Kiesling
Vice President–Legal and Licensing and General Counsel